THIRD AMENDMENT AGREEMENT


     THIS THIRD AMENDMENT AGREEMENT (as amended from time to time, this "Agreement"), dated January __, 2000 (the "Third Amendment Closing Date") among GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation, (herein referred to as "GSRP"), the lenders listed on the signature pages hereof(each individually referred to herein as a "Lender" and, collectively, the "Lenders"), TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as agent for the Lenders (in such capacity herein referred to as the "Administrative Agent").

                              W I T N E S S E T H:

A. WHEREAS, GSRP entered into that certain Loan and Security Agreement with the certain of the Lenders and the Administrative Agent dated as of September 1, 1998 (as amended to but excluding the date hereof, the "Existing LSA" and, as amended hereunder, "Amended LSA"), pursuant to which the Lenders agreed to make loans to GSRP in accordance with the terms of the Existing LSA;

B. WHEREAS, capitalized terms used herein shall have the meanings ascribed to the same in the Existing LSA unless otherwise defined herein;

C. WHEREAS, the parties to the Existing LSA have agreed to certain amendments to the Existing LSA, as described and set forth below;

          NOW, THEREFORE, in consideration of the Administrative Agent's, the Lenders,' and GSRP's agreements hereunder, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Lenders and GSRP hereby agree as follows:

          1. Amendments. The parties hereto agree that the Existing LSA is, and shall be deemed to be, amended and modified as follows:

                  (a) Schedule 3 to the Existing LSA, to the extent it pertains to Grand Summit Resort Hotel at The Canyons, is hereby amended and restated in its entirety as set forth in Schedule A attached hereto.

                  (b) Schedule 4 to the Existing LSA is amended so that the reference to "Schedule B to the First American Title Insurance Policy issued in connection with the Construction Project Advances for the Canyons Project" in said Schedule 4 refers to such Schedule B with respect to the First American Title Insurance Policy as in effect on the date hereof.

          2.      Warranties and Representations

          GSRP hereby represents and warrants as of the date hereof as follows:

                  (a) Transaction Is Legal and Authorized. The execution and delivery of this Agreement and the other documents and instruments contemplated herein, and compliance by GSRP with all of the provisions of this Agreement, the Existing LSA, as amended hereby, and each of the other documents set forth above are:

                        (i)    within the corporate powers of GSRP;

                        (ii) valid and legal acts and will not conflict with, or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (except Liens contemplated under any of the Security Documents and the liens, if any, created by recordation of The Canyons Resort Village Management Agreement dated November 15, 1999 (the "VMA") and the Declaration of Condominium and Record of Survey Map for Grand Summit Resort Hotel at The Canyons ("Declaration")) upon any Property of GSRP under the provisions of, any agreement, charter instrument, bylaw or other instrument to which GSRP is a party or by which its Property may be bound.

                  (b) Governmental Consent. Except for consents, approvals, permits, licenses, authorizations, and registrations required in the normal course of GSRP's business, neither the nature of GSRP, or of any of its businesses or Properties, or any relationship between GSRP and any other Person, or any circumstance in connection with the execution or delivery of this Agreement and the other documents contemplated in connection herewith, nor the operation of any Project and the sale, or offering for sale, of any Quartershare Interest of any of the Projects by GSRP, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of GSRP, as a condition of the execution, delivery or performance of this Agreement and the other documents contemplated in connection herewith.

                  (c) Restrictions of GSRP. GSRP will not be, on or after the date hereof, a party to any contract or agreement which restricts its right or ability to incur indebtedness under, or prohibits the execution of, or compliance with, this Agreement by GSRP. GSRP has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien not permitted under the Existing LSA, as amended hereby (the liens, if any, of the VMA and Declaration being permitted hereunder), and all Liens in favor of the Administrative Agent in respect of such Collateral remain in full force and effect.

                  (d) No Defaults or Events of Default. No Default or Event of Default has occurred or is continuing, nor does any event or condition exist that would constitute a Default or an Event of Default upon the execution and delivery of this Agreement.

         3.       CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT

                  This Agreement shall become effective on the Third Amendment Closing Date upon the parties hereto executing this Agreement and upon each of the following conditions being satisfied:

                  (a)  Second Modification Agreement.   The Administrative Agent
         shall have received an executed copy of the Second Modification Agreement, a copy of which is attached hereto as Scheduler B.

                  (b) Canyons Declaration. The Canyons Declaration and Resort Map shall have been recorded in the real property records of Summit County, Utah and the conditions set forth in Section 3.16(a) of the Existing LSA shall have been satisfied in respect thereof.

                  (c) Expenses. GSRP shall have paid all fees and expenses required to be paid by it pursuant to Section 11.2 of Existing LSA pursuant to invoices or other bills submitted to GSRP (including the fees and disbursements of counsel to Textron Financial Corporation).

         4.       Miscellaneous

                  (a) Parties, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (b) Governing Law. This Agreement shall be governed by the internal laws of the State of Maine. To the extent any provision of this Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

                  (c) Section Headings and Table of Contents and Construction. The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision.

                  (d) Survival. All warranties, representations and covenants made by GSRP herein or in the Existing LSA or in any certificate or other instrument delivered by it or on its behalf under this Agreement or in the Existing LSA shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of this Agreement.

                  (e) Effect of Amendment. Except as explicitly amended by, or otherwise provided for in, this Agreement , the Existing LSA, the Notes and the other Security Documents remain in full force and effect under their respective terms as in effect immediately prior to the effectiveness of this Agreement, and GSRP hereby affirms all of its obligations thereunder. Subject to the satisfaction of the conditions precedent hereto, the Administrative Agent is hereby authorized to subordinate the liens of the Canyons Blanket Mortgage, the Canyons Assignment of Rents and of the Security Documents in and to the Collateral related to the Canyons Project to the Declaration and the VMA.

                  (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

   [Remainder of page intentionally left blank. Next page is signature page.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GSRP:                                        Lender:

GRAND SUMMIT RESORT                          TEXTRON FINANCIAL
PROPERTIES, INC.                             CORPORATION



                                             By_________________________________
By_____________________________                Name:
  Name:                                        Title:
  Title:


                                             Lender:

                                             GREEN TREE FINANCIAL SERVICING
                                             CORPORATION



                                             By_________________________________
                                               Name:
                                               Title:

                                             FINOVA CAPITAL CORPORATION



                                             By_________________________________
                                               Name:
                                               Title:

                                             LITCHFIELD FINANCIAL CORPORATION



                                             By_________________________________
                                               Name:
                                               Title:

Administrative Agent:

TEXTRON FINANCIAL CORPORATION



By_______________________________
  Name:
  Title:

AGREED AND CONSENTED TO:

L.B.O. HOLDING, INC.



By_____________________________
  Name:
  Title:

MOUNT SNOW, LTD.



By_____________________________
  Name:
  Title:

KILLINGTON, LTD.



By_____________________________
  Name:
  Title:

SUNDAY RIVER SKIWAY CORPORATION



By_____________________________
  Name:
  Title:

ASC UTAH, INC.



By_____________________________
  Name:
  Title:

STEAMBOAT SKI & RESORT CORPORATION



By_____________________________
  Name:
  Title:

AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.



By_____________________________
  Name:
  Title:

                                   Schedule A

                                   Schedule B


                          MODIFICATION AGREEMENT No. 2
                                    (Canyons)

          THIS MODIFICATION AGREEMENT No. 2 (this "Agreement"), is made as of the __ day of January, 2000, by and between GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation ("Trustor"), whose address is P.O. Box 450, Sunday River Road, Bethel, ME 04217 for the benefit of TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as Administrative Agent under that certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement described below, having a mailing address of 333 East River Drive, East Hartford, Connecticut06108.

                                R E C I T A L S :
                                 - - - - - - - -


          WHEREAS, Trustor executed and delivered to Administrative Agent that certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement, dated as of September 1, 1998, which was recorded December 31, 1998, in Book 1217 at Page 184 in the Office of the Recorder of Summit County, Utah (said Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement, as amended prior to the date hereof, being referred to in this Agreement as the "Existing Deed of Trust"); and

          WHEREAS, Trustor executed and delivered to Administrative Agent that certain Assignment of Rents and Leases, dated as of September 1, 1998, which was recorded December 31, 1998, in Book 1217 at Page 200 in the Office of the Recorder of Summit County, Utah (said Assignment of Leases and Rents, as amended prior to the date hereof, being referred to in this Agreement as the "Existing Assignment of Rents") in respect of the premises described on Exhibit A attached thereto; and

          WHEREAS, Trustor, Administrative Agent and the Lenders (as defined in the Existing Deed of Trust) are, contemporaneously herewith, entering into that certain Third Amendment Agreement to Loan and Security Agreement, dated as of January __, 2000, pursuant to which Trustor and Lenders are effecting certain changes in and to that certain Loan and Security Agreement dated as of September 1, 1998, as amended prior to the date hereof, and referred to in the Existing Deed of Trust as the "LSA;" and

         WHEREAS, Trustor and Grantee desire to amend the Existing Deed of Trust and the Existing Assignment of Rents.

                              A G R E E M E N T S:
                               - - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing recitals, of the covenants and agreements hereinafter stated, and for other good and valuable consideration received to the mutual satisfaction of the parties hereto, the undersigned hereby agree as follows:

          1.    Modification to the Existing Deed of Trust.

          Exhibit A to the Existing Deed of Trust is hereby amended and restated in its entirety as set forth on Exhibit 1 to this Agreement. Exhibit B to the Existing Deed of Trust is hereby amended and restated in its entirety as set forth on Exhibit 2 to this Agreement.

          2.    Modification to the Existing Assignment of Rents.

          Exhibit A to the Existing Assignment of Rents is hereby amended and restated in its entirety as set forth on Exhibit 1 to this Agreement.

          3.    Continued Force and Effect.

          Except as expressly provided in this Agreement, the Existing Deed of Trust and the Existing Assignment of Rent shall continue in full force and effect as provided for therein.

          4.    Miscellaneous.

          The Recitals set forth at the beginning of this Agreement are incorporated in and made a part of this Agreement by this reference. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns. This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective heirs, executors, administrators, legal representatives, successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person. Nothing set forth in this paragraph shall be deemed or construed to create, recognize or allow any assignment or transfer of rights not otherwise provided for in this Agreement.









                        [Next Page is the Signature Page]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed to be effective as of the day and year first above written.

                                            GRAND SUMMIT RESORT PROPERTIES, INC.




                                            By__________________________________
                                              Name:
                                              Its:





STATE OF                            )
                                    )       ss.
COUNTY OF                           )


          The foregoing instrument was acknowledged before me this ___ day of January, 2000 by _________, _________ of Grand Summit Resort Properties, Inc., a Maine corporation, on behalf of such corporation.

                                   Before me,


                                   ---------------------------------
                                   Notary Public/Attorney at Law
                                   Print Name:_________________________
                                   My commission expires:______________

                                            TEXTRON FINANCIAL CORPORATION, as
                                            Administrative Agent




                                            By__________________________________
                                              Name:
                                              Its:



STATE OF CONNECTICUT                )
                                    )        ss.
COUNTY OF HARTFORD                  )



          The foregoing instrument was acknowledged before me this day of January, 2000, by ______________, the _______________ of Textron Financial
Corporation, a Delaware corporation, on behalf of said corporation

                         -------------------------------
                         Notary Public
                         Print Name:

                         My Commission Expires:
                         [Seal]

                                    Exhibit 1


1. All Units and Quartershare Estates of GRAND SUMMIT RESORT HOTEL AT THE CANYONS, a Utah Condominium Project, together with an appurtenant undivided interest in the Common Elements as established and identified in (i) the Declaration of Condominium for GRAND SUMMIT RESORT HOTEL AT THE CANYONS dated January _____, 2000, and recorded on January ____, 2000, as Entry No. ___________, in Book _______, Beginning at Page ___ in the Official Records of the Summit County, Utah Recorder's Office, and (ii) the Record of Survey Map for GRAND SUMMIT RESORT HOTEL AT THE CANYONS recorded January ___, 2000, as Entry No. _______ in the Official Records of the Summit County, Utah Recorder's Office.

Also known as:

          BEGINNING at the South Quarter corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian; thence North 1088.68 feet; thence East 646.20 feet to the true point of beginning, (basis of bearing being North 89(Degree)59'43" West between the Southeast corner of Section 36, Township 1 South, Range 3 East, Salt Lake Base & Meridian and the said South Quarter corner of Section 36); thence North 4(Degree)50'26" West 86.01 feet; thence North 40(Degree)09'34" East 59.12 feet; thence North 49(Degree)50'26" West 25.90 feet; thence North 40(Degree)09'34" East 39.00 feet; thence South 49(Degree)50'26" East 25.90 feet; thence North 40(Degree)09'34" East 45.50 feet; thence South 49(Degree)50'26" East 5.50 feet; thence North 40(Degree)09'34" East 2.88 feet; thence South 49(Degree)50'26" East 1.50 feet; thence North 40(Degree)10'23" East 7.84 feet; thence North 85(Degree)09'34" East 38.80 feet; thence North 04(Degree)50'26" West 1.50 feet; thence North 85(Degree)09'34" East 27.83 feet; thence South 04(Degree)50'26" East 1.50 feet; thence North 85(Degree)09'19" East 19.15 feet; thence North 04(Degree)50'45" West 1.50 feet; thence North 85(Degree)09'15" East 21.98 feet; thence North 04(Degree)50'26" West 2.78 feet; thence North 85(Degree)09'34" East 29.90 feet; thence South 04(Degree)50'26" East 2.78 feet; thence North 85(Degree)09'15" East 29.51 feet; thence North 35(Degree)06'09" East 10.67 feet; thence South 53(Degree)47'40" East 11.14 feet; thence North 35(Degree)06'09" East 17.80 feet; thence South 54(Degree)53'51" East 36.07 feet; thence South 35(Degree)06'09" West 12.93 feet; thence North 75(Degree)09'34" East 31.04 feet; thence South 14(Degree)50'26" East 22.17 feet; thence South 75(Degree)09'34" West 29.88 feet; thence South 14(Degree)50'26" East 88.53 feet; thence South 75(Degree)09'34" West 7.00 feet; thence South 14(Degree)50'33" East 8.58 feet; thence North 75(Degree)09'38" East 1.50 feet; thence South 14(Degree)50'26" East 20.58 feet; thence North 75(Degree)09'34" East 4.33 feet; thence South 14(Degree)50'26" East 32.67 feet; thence South 75(Degree)09'34" West 4.33 feet; thence South 14(Degree)50'26" East 20.58 feet; thence South 75(Degree)09'34" West 1.50 feet; thence South 14(Degree)50'26" East 19.17 feet; thence North 75(Degree)09'34" East 1.50 feet; thence South 14(Degree)50'26" East 20.58 feet; thence North 75(Degree)09'34" East 11.31 feet; thence South 14(Degree)50'26" East 32.67 feet; thence South 75(Degree)09'34" West 11.31 feet; thence South 14(Degree)50'26" East 20.58 feet; thence South 75(Degree)09'34" West 1.50 feet; thence South 14(Degree)50'26" East 14.58 feet; thence South 75(Degree)09'34" West 18.38 feet; thence South 14(Degree)50'26" East 10.46 feet; thence South 75(Degree)09'34" West 29.76 feet; thence South 14(Degree)50'26" East 6.58 feet; thence South 75(Degree)09'34" West 19.42 feet; thence South 14(Degree)50'26" East 6.54 feet; thence South 75(Degree)09'34" West 31.83 feet; thence North 14(Degree)50'26" West 6.54 feet; thence South 75(Degree)09'34" West 224.16 feet; thence South 14(Degree)50'26" East 0.82 feet; thence South 75(Degree)09'34" West 23.00 feet; thence North 14(Degree)50'26" West 41.75 feet; thence South 75(Degree)09'34" West 3.76 feet; thence North 14(Degree)50'26" West 126.50 feet; thence North 75(Degree)09'34" East 3.76 feet; thence North 14(Degree)50'26" West 36.64 feet to the point of beginning. Contains 2.81 acres more or less.

2. TOGETHER WITH all easements, rights and benefits arising under The Canyons Resort Village Management Agreement dated November 15, 1999, and recorded on December 15, 1999, as Entry No. 555285, in Book 1300, Beginning at Page 1, and amended by the First Amendment to The Canyons Resort Village Management Agreement, dated December 17, 1999, and recorded on December 17, 1999, as Entry No. 555434, in Book 1300, beginning at Page 668, and by the Second Amendment to The Canyons Resort Village Management Agreement, dated January ___, 2000, and recorded on January __, 2000, as Entry No. ______, in Book ____, beginning at Page ___ of the records of the Summit County Recorder's Office and

3. TOGETHER WITH an easement for access and utilitie s, being a 40 foot wide right of way and non-exclusive utility easement over, through and across propety described below as provided for in that certain Easement Agreement by and between Wolf Mountain Resorts, L.C. and Grand Summit Resort Properties, Inc., recorded on December 31, 1998, as Entry No. 00526588, in Book 1217, Beginning at Page 152 in the Official Records of the Summit County, Utah Recorder's Office:

          BEGINNING at a point on the Westerly line of the Red Pine right of way, said point being North 89(Degree)59'43" West along the Section line 706.01 feet and North 58.93 feet from the Southeast Corner of
          Section 36, Township 1 South, Range 3 East, Salt Lake Base and Meridian (basis of bearing being North 89(Degree)59'43" West between the said Southeast Corner of Section 36 and the South Quarter Corner of said Section 36), said point being the true point of beginning; then North 85(Degree)00'15" West 67.61 feet to the point of curvature of a 250 foot radius tangent curve to the right; then Northwesterly along the arc of said curve 163.55 feet through a central angle of 37(Degree)28'59"; then North 47(Degree)31'16" West 465.83 feet to the point of curvature of a 200 foot radius tangent curve to the left; thence Northwesterly along the arc of said curve 84.41 feet through a central angle of 24(Degree)10'59"; thence North 71(Degree)42'15" West
          72.83 feet to the point of curvature of a 150 foot radius tangent curve to the right; thence Northwesterly along the arc of said curve
          187.76 feet through a central angle of 71(Degree)43'03"; thence North 00(Degree)00'48" East 220.63 feet to the point of curvature of a 100 foot radius tangent curve to the left; then Northwesterly along the arc of said curve 179.79 feet through a central angle of 103(Degree)00'48"; thence South 77(Degree)00'00" West 85.77 feet to the point of curvature of a 125 foot radius tangent curve to the right; thence Northwesterly along the arc of said curve 41.46 feet through a central angle of 19(Degree)00'21" to the point of termination, said point being on the Southerly boundary of the Grand Sumit Hotel property line, right of way lines extend to said property line and said Red Pine Westerly right of way line.

                                    Exhibit 2

See First American Title Insurance Policy in respect of the Mortgaged Property as in effect on January ___, 2000.